Counterpart No. _____                                             EXECUTION COPY









                                                                   Exhibit 10.18













                                 LEASE AGREEMENT

                          Dated as of November 7, 2001

                                     between

                          GENOME STATUTORY TRUST 2001A,
                                   as Lessor,

                                       and

                          HUMAN GENOME SCIENCES, INC.,
                                    as Lessee

                             Manufacturing Property
                    Office Research and Development Property
                               Rockville, Maryland

Counterpart No. ___




  LESSOR'S INTEREST UNDER THIS LEASE HAS BEEN ASSIGNED TO, AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF, FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
PURSUANT TO AN ASSIGNMENT OF LEASE, DATED AS OF THE DATE HEREOF, BETWEEN LESSOR AND SAID ADMINISTRATIVE AGENT. INFORMATION CONCERNING SUCH SECURITY INTEREST MAY
                  BE OBTAINED FROM SAID ADMINISTRATIVE AGENT.

THIS LEASE HAS BEEN EXECUTED IN EIGHT COUNTERPARTS, OF WHICH THIS IS COUNTERPART NUMBER _____. SEE SECTION 23.16 HEREIN FOR INFORMATION CONCERNING THE RIGHTS OF
                THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

                                            ARTICLE I.
                                           DEFINITIONS

                                            ARTICLE II.
                                         LEASE OF PROPERTY

SECTION 2.1     Demise and Lease...............................................................1
SECTION 2.2     Nature of Lease................................................................1

                                           ARTICLE III.
                                               RENT

SECTION 3.1     Base Rent......................................................................2
SECTION 3.2     Supplemental Rent..............................................................2
SECTION 3.3     Method, Time of Payment........................................................2
SECTION 3.4     Late Payment...................................................................2

                                            ARTICLE IV.
                            NET LEASE; LESSEE'S ACCEPTANCE OF PROPERTY

SECTION 4.1     Net Lease; No Setoff; Etc......................................................3
SECTION 4.2     Waivers........................................................................4

                                            ARTICLE V.
                                     LESSEE'S PURCHASE OPTION

SECTION 5.1     Purchase Option................................................................4

                                            ARTICLE VI.
                                            TERMINATION

                                     [Intentionally omitted.]

                                           ARTICLE VII.
                  LESSEE'S DISPOSITION OF LESSOR'S INTERESTS AT LEASE EXPIRATION

SECTION 7.1     Disposition of Lessor's Interests and Distribution of Sale Proceeds............6
SECTION 7.2     Conditions to Lessee's Exercise of the Remarketing Option......................7

                                           ARTICLE VIII.
                                               LIENS

SECTION 8.1     Lessee Obligation to Discharge Liens...........................................8
SECTION 8.2     Lessor's Notice to Potential Lienors...........................................8
SECTION 8.3     Lessee's Right to Encumber Lessee's Property...................................8
SECTION 8.4     Granting of Easements..........................................................9

                                            ARTICLE IX.
                         MAINTENANCE; ALTERATIONS; TAXES; LEGAL COMPLIANCE

SECTION 9.1     Maintenance and Repair; Utility Charges........................................9
SECTION 9.2     Alterations...................................................................10
SECTION 9.3     Title to Alterations..........................................................11
SECTION 9.4     Location......................................................................11
SECTION 9.5     Permitted Contests............................................................11
SECTION 9.6     Environmental Compliance......................................................12
SECTION 9.7     Compliance with Applicable Laws...............................................13
SECTION 9.8     Ground Sublease and Land Agreements Compliance................................13
SECTION 9.9     Lessee's Right to Enforce Warranties..........................................13
SECTION 9.10    Real Estate Taxes.............................................................13

                                            ARTICLE X.
                                    USE AND NAMING OF PROPERTY

SECTION 10.1    Use...........................................................................13
SECTION 10.2    Naming of the Properties......................................................13

                                            ARTICLE XI.
                                             INSURANCE

SECTION 11.1    Insurance.....................................................................14
SECTION 11.2    Risk of Loss..................................................................14

                                           ARTICLE XII.
                                RETURN OF LEASED PROPERTY TO LESSOR

SECTION 12.1    Nature of Return..............................................................14
SECTION 12.2    Site Assessment...............................................................15

                                           ARTICLE XIII.
                                           LAND RELEASE

SECTION 13.1    Land Release..................................................................15

                                           ARTICLE XIV.
                             LOSS DESTRUCTION, CONDEMNATION OR DAMAGE

SECTION 14.1    Event of Loss.................................................................15
SECTION 14.2    Application of Net Proceeds When Lease Continues; Repair and Restoration......16
SECTION 14.3    Application of Proceeds.......................................................17
SECTION 14.4    Application of Proceeds from a Temporary Taking...............................17
SECTION 14.5    Other Dispositions............................................................17
SECTION 14.6    Negotiations..................................................................17

                                            ARTICLE XV.
                                CONVEYANCE OF A PROPERTY TO LESSEE

SECTION 15.1    Terms of Conveyance...........................................................17
SECTION 15.2    Right of Lessee to Name Designee..............................................18
SECTION 15.3    Costs of Conveyance...........................................................18
SECTION 15.4    Preference Legal Opinion......................................................18

                                           ARTICLE XVI.
                                             SUBLEASE

SECTION 16.1    Subleasing Permitted; Lessee Remains Obligated................................18

                                           ARTICLE XVII.
                                            INSPECTION

SECTION 17.1    Inspection....................................................................19

                                          ARTICLE XVIII.
                                      LEASE EVENTS OF DEFAULT

SECTION 18.1    Defined.......................................................................19
SECTION 18.2    Remedies......................................................................21
SECTION 18.3    Proceeds of Sale; Deficiency..................................................23
SECTION 18.4    Grant and Foreclosure on Lessee's Estate......................................24
SECTION 18.5    Receipt of a Sufficient Discharge to Purchaser................................25
SECTION 18.6    Sale a Bar Against Lessee.....................................................25
SECTION 18.7    Liabilities to Become Due on Sale.............................................25
SECTION 18.8    Provisions Subject to Applicable Law..........................................26
SECTION 18.9    Survival of Lessee's Obligations..............................................26
SECTION 18.10   Remedies Cumulative; No Waiver; Consents......................................26
SECTION 18.11   Right to Perform Lessee's Obligations.........................................26

                                           ARTICLE XIX.
                                           HOLDING OVER

SECTION 19.1    Holding Over..................................................................27

                                            ARTICLE XX.
                                    GRANT OF SECURITY INTEREST

SECTION 20.1    Grant of Lien.................................................................27
SECTION 20.2    Assignment of Lease and Rents.................................................27

                                           ARTICLE XXI.
                                        COVENANTS OF LESSEE

SECTION 21.1    Assumption Upon Merger, Etc...................................................28

                                           ARTICLE XXII.
                                        COVENANTS OF LESSOR

SECTION 22.1    Quiet Enjoyment...............................................................29

                                          ARTICLE XXIII.
                                           MISCELLANEOUS

SECTION 23.1    Binding Effect; Successors and Assigns........................................29
SECTION 23.2    Notices.......................................................................29
SECTION 23.3    Severability..................................................................29
SECTION 23.4    Amendment; Complete Agreements................................................30
SECTION 23.5    Headings......................................................................30
SECTION 23.6    Counterparts..................................................................30
SECTION 23.7    Governing Law.................................................................30
SECTION 23.8    Apportionments................................................................30
SECTION 23.9    Priority......................................................................30
SECTION 23.10   No Joint Venture..............................................................30
SECTION 23.11   No Accord and Satisfaction....................................................30
SECTION 23.12   No Merger.....................................................................30
SECTION 23.13   Lessor Bankruptcy.............................................................31
SECTION 23.14   Abandonment...................................................................31
SECTION 23.15   Investments...................................................................31
SECTION 23.16   Counterparts; Deed of Trust; Notice...........................................31
SECTION 23.17   Further Assurances............................................................31
SECTION 23.18   No Merger of Title............................................................31
SECTION 23.19   Non-recourse..................................................................32

Exhibit A-1  Description of Traville Site

Exhibit A-2  Description of Manufacturing Facility Site

                                                          LEASE AGREEMENT (HGSI)


                LEASE AGREEMENT, dated as of November 7, 2001, between GENOME STATUTORY TRUST 2001A, a Connecticut statutory business trust as lessor, and HUMAN GENOME SCIENCES, INC., a Delaware corporation as lessee.

                In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

                The capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix A of the Participation Agreement, dated as of the date hereof, among the parties hereto and, inter alia, Traville LLC, as Ground Lessor, Wells Fargo Bank Northwest, N.A., as Trustee, BancBoston Leasing Investments Inc. and First Union National Bank, as Investors, EagleFunding Capital Corporation, as Lender, Fleet Securities, Inc. as Administrator, Fleet National bank and First Union National Bank, as Liquidity Providers, Fleet National Bank, as Fleet National Bank Collateral Agent, First Union National Bank, as First Union Collateral Agent and Fleet National Bank, as Administrative Agent and Liquidity Agent. In addition, the rules of construction set forth in said Appendix A shall also be applicable to this Lease.

                                   ARTICLE II.
                                LEASE OF PROPERTY

                SECTION 2.1 Demise and Lease. On the Lease Commencement Date for a Property, Lessor hereby agrees to accept delivery of such Property and, as a precondition for such acceptance, to simultaneously lease to Lessee for the Lease Term, such Property and, in the case of the Traville Site, sublease such Site for the Lease Term. Lessee hereby agrees to lease from Lessor for the Lease Term, commencing on the related Lease Commencement Date, such Property and, in the case of the Traville Site, sublease such Site for the Lease Term. The demise and lease of each Property pursuant to this Article II shall include any additional right, title or interest in each Property of Lessor which may at any time be acquired by Lessor, the intent being that all right, title and interest of Lessor in and to each Property during the Lease Term shall be demised and leased hereunder.

                SECTION 2.2 Nature of Lease. The parties hereto intend that (i) for financial accounting purposes with respect to Lessee, (A) Lessor will be treated as the sublessor of the Traville Site under the Lease and the owner and the lessor of the Improvements and the Manufacturing Facility Site and Lessee will be treated as the lessee of the Manufacturing Facility Site and the sublessee of the Traville Site under the Lease and the lessee of the Improvements, and (B) the Investors will be deemed to have an equity investment in Lessor, and (ii) for all federal and all state and local income tax purposes and bankruptcy and commercial law purposes, (A) the Lease will be treated as a financing arrangement, (B) Lessor, the Investors and the Lenders will be deemed lenders making loans to Lessee in an amount equal to the sum of the Investor Amounts and the outstanding principal amount of the Loans, which loans are secured by the Liquid Collateral to the extent of the Lessor's interest therein and each Property, (C) Lessee

                                                          LEASE AGREEMENT (HGSI)




will be treated as the owner of the Properties for tax purposes and will be entitled to all tax benefits ordinarily available to an owner of property like the Properties for such tax purposes and (D) the obligations of Lessee to pay the Base Rent and any part of the Lease Balance shall be treated as payments of interest and principal, respectively, for Federal and state income tax and bankruptcy and commercial law purposes. Nevertheless, each party acknowledges and agrees that no other party has made any representations or warranties to any other party concerning the tax, accounting or legal characteristics of the Operative Documents and that each party has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. Lessor shall have a valid and binding security interest in and Lien on the Liquid Collateral and each Property, free and clear of all Liens other than Permitted Liens, as security for the obligations of Lessee under the Operative Documents.

                                  ARTICLE III.
                                      RENT

                SECTION 3.1 Base Rent. Commencing on each Lease Commencement Date with respect to each Property and on each Scheduled Payment Date, throughout the Lease Term, Lessee shall pay to Lessor base rent ("Base Rent") in an amount equal to the sum of (a) Loan Base Rent and (b) Investor Base Rent.

                SECTION 3.2 Supplemental Rent. Commencing on each Lease Commencement Date, Lessee shall pay to Lessor, or to such other Person as shall be entitled thereto in the manner contemplated herein, any and all Supplemental Rent as the same shall become due and payable. In the event of Lessee's failure to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Base Rent.

                SECTION 3.3 Method, Time of Payment. Base Rent, and any Supplemental Rent payable to Lessor shall be paid to the Administrative Agent as designee for Lessor and its permitted assignees at such place and in such amount in the contiguous continental United States as is specified in the Security Agreement or as Administrative Agent (as such designee) shall specify in writing to Lessee at least ten (10) Business Days prior to the due date therefor. Each such payment of Rent shall be made by Lessee in funds consisting of lawful currency of the United States of America which shall be immediately available at the place of payment not later than 1:00 p.m. (New York time) on the date such payment is due hereunder, and the Administrative Agent shall pay such funds on the same date to the Person entitled thereto in accordance with Article X of the Participation Agreement. Payments received following such time shall be deemed received on the next succeeding Business Day unless Administrative Agent applies such funds on such date in accordance with Article X of the Participation Agreement.

                SECTION 3.4 Late Payment. If any portion of the Rent due to Lessor or any Participant shall not be paid by Lessee on or before the date such payment was due hereunder, Lessee shall pay interest thereon from (and including) the date such payment was due hereunder to (but excluding) the date of Lessor's receipt thereof at a rate per annum equal to the Overdue Rate.

                                                          LEASE AGREEMENT (HGSI)


                                   ARTICLE IV.
                   NET LEASE; LESSEE'S ACCEPTANCE OF PROPERTY

                SECTION 4.1 Net Lease; No Setoff; Etc. This Lease is a "triple" net lease and, except to the extent otherwise expressly specified in this Lease, it is agreed and intended that Base Rent, Supplemental Rent and any other amounts payable hereunder by Lessee shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, free from any charges, assessments, impositions, withholdings, expenses or reductions, and that Lessee's obligation to pay all such amounts, throughout the Term is absolute and unconditional. All costs, expenses and obligations of every kind and nature whatsoever relating to the Properties and the appurtenances thereto and the use and occupancy thereof which may arise or become due and payable with respect to the period which ends on the expiration or earlier termination of the Lease Term in accordance with the provisions hereof (whether or not the same shall become payable during the Lease Term or thereafter) shall be paid by Lessee except as otherwise expressly provided herein or in another Operative Document. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, underletting and management of each Property, and no Indemnitee shall have any responsibility in respect thereof or any liability for damage to the property of Lessee, any subtenant of Lessee or any other occupant of either Property on any account or for any reason whatsoever other than by reason of, in the case of any particular Indemnitee, such Indemnitee's willful misconduct or gross negligence. Except to the extent otherwise expressly specified in this Lease, the obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation: (a) any defect in the condition, merchantability, design, quality or fitness for use of either Property or any part thereof, or the failure of either Property to comply with all Applicable Laws, including any inability to occupy or use either Property by reason of such noncompliance; (b) any damage to, removal, abandonment, salvage, loss, scrapping or destruction of or any requisition or taking of either Property or any part thereof; (c) any restriction, prevention or curtailment of or interference with any use of either Property or any part thereof including eviction; (d) any defect in title to or rights to either Property or any Lien on such title or rights or on either Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by any Person; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee. Lessor or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee or any other Person, or by any court, in any such proceeding; (g) any claim, set off, defense or right that Lessee has or might have against any Person, including without limitation Lessor, the Administrative Agent (including in its individual capacity) or any vendor, manufacturer, contractor of or for either Property; (h) any failure on the part of Lessor or any other Person to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement, whether or not related to the transactions contemplated by the Operative Documents; (i) any invalidity, unenforceability, illegality or disaffirmance of this Lease against or by Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (j) the impossibility or illegality of performance by Lessee or Lessor, or both; (k) any action by any court, administrative agency or other Governmental Authority; (1) any change in or violation of Applicable Laws; (m) any restriction, prevention or curtailment of or interference with the construction on or use of either Property or any part thereof; or (n) any other occurrence whatsoever, whether similar or dissimilar to the foregoing,

                                                          LEASE AGREEMENT (HGSI)


whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in this Lease, this Lease shall not be cancelable by Lessee for any reason whatsoever and, except as expressly provided in this Lease, Lessee, to the extent now or hereafter permitted by Applicable Laws, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease.

                SECTION 4.2 Waivers. Each Property is demised and let by Lessor "AS IS" in its present condition, subject to (a) the rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired title to such Property, (c) any state of facts which an accurate survey or physical inspection might show, (d) all Applicable Laws and (e) any violations of Applicable Laws which may exist at the commencement of the Lease Term. Lessee has examined each Property and Lessor's title thereto and has found the same to be satisfactory. LESSOR HAS NOT MADE AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER, AS TO THE VALUE, HABITABILITY, COMPLIANCE WITH ANY APPLICABLE PLANS AND SPECIFICATIONS FOR EITHER PROPERTY CONDITION, LOCATION, USE, DESCRIPTION, MERCHANTABILITY, DESIGN, OPERATION, OR FITNESS FOR USE OF EITHER PROPERTY (OR ANY PART THEREOF), OR AS TO LESSOR'S TITLE THERETO OR OWNERSHIP THEREOF OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO EITHER PROPERTY (OR ANY PART THEREOF) AND LESSOR SHALL NOT BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN, FOR ANY DEFECT IN OR EXCEPTION TO TITLE THERETO, OR FOR THE FAILURE OF EITHER PROPERTY TO BE CONSTRUCTED IN ACCORDANCE WITH THE APPLICABLE PLANS AND SPECIFICATIONS THEREFOR, THE COMPLIANCE OF SUCH PLANS AND SPECIFICATIONS WITH APPLICABLE LAWS OR THE FAILURE OF EITHER PROPERTY, OR ANY PART THEREOF, TO OTHERWISE COMPLY WITH ANY APPLICABLE LAWS. It is agreed that Lessee has been afforded full opportunity to inspect each Property, is satisfied with the results of its inspections of each Property and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the preceding sentence. The provisions of this Section 4.2 have been negotiated, and the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by Lessor, express or implied, with respect to each Property, that may arise pursuant to the UCC or any other law now or hereafter in effect, or otherwise.

                                   ARTICLE V.
                            LESSEE'S PURCHASE OPTION

                SECTION 5.1 Purchase Option.

                (a) Subject to Section 5.1(e), Lessor hereby grants to Lessee the exclusive and irrevocable option (the "Purchase Option") to purchase either or both Properties and, with respect to the Traville Facility, Lessor's interest in the Ground Lease, as of any date (the "Purchase Date") for (i) in the event that Lessee exercises the Purchase Option with respect to only the Traville Facility, the Traville Lease Balance, plus, without duplication, any other amounts then due and owing under the Operative Documents, (ii) in the event that Lessee exercises the Purchase Option with respect to only the Manufacturing Facility, the

                                                          LEASE AGREEMENT (HGSI)


Manufacturing Lease Balance, plus, without duplication, any other amounts then due and owing under the Operative Documents, or (iii) in the event that Lessee exercises the Purchase Option with respect to both Properties, the Lease Balance, plus, without duplication, any other amounts then due and owing under the Operative Documents (less any amounts actually paid by Lessee under Section 8.1(b) of the Participation Agreement). Such purchase and sale shall be effected in accordance with Article XV.

                (b) The Purchase Option shall be exercisable by notice to Lessor given not later than one hundred eighty (180) days prior to the Purchase Date and in any event, unless Lessee shall have exercised the Remarketing Option with respect to a Property on or before one hundred eighty (180) days prior to the Lease Term Expiration Date, the Purchase Option shall be deemed exercised with respect to such Property (in which event the Purchase Date shall be the Lease Term Expiration Date); provided, however, in the event that Lessee shall not have refinanced the A Loans in accordance with Section 6.11 of the Participation Agreement on or before one hundred eighty (180) days prior to the A Loan Maturity Date, Lessee shall have the same options with respect to the Properties under this Section 5 and Section 7 as it would have had assuming the A Loan Maturity Date is also the Lease Term Expiration Date and the Lease shall expire on the A Loan Maturity Date.

                (c) On the Purchase Date, Lessee shall pay to Lessor the amounts set forth in clause (i), (ii) or (iii) of Section 5.1(a), as applicable, as the purchase price for the purchased Property or Properties, as applicable (plus all other applicable amounts owing in respect of Rent.

                (d) Notwithstanding anything to the contrary set forth herein, Lessee shall have the right to exercise the Purchase Option with respect to all of the Properties (but not less than all) within five (5) Business Days following the occurrence of any Lease Event of Default. Notwithstanding the notice provisions of Section 5.1(b), in the event that Lessee elects to exercise the Purchase Option within such five Business Day period following the occurrence of a Lease Event of Default, Lessee's payment to Lessor of the applicable amounts required pursuant to Section 5.1(a)(iii) on or prior to the fifth Business Day following the occurrence of a Lease Event of Default shall constitute sufficient notice. In the event that Lessee shall not pay to Lessor the applicable amounts required pursuant to Section 5.1(a)(iii) on or prior to the fifth Business Day following the occurrence of a Lease Event of Default or in the event that Lessee provides Lessor with written notice of its intention not to exercise the Purchase Option during such five day period, Lessee's ability to exercise the Purchase Option shall terminate.

                (e) Notwithstanding anything to the contrary set forth herein, in the event that the Lease Commencement Date shall have not yet occurred with respect to both Properties, Lessee may not exercise its Purchase Option with respect to the Property covered by the Lease unless it concurrently exercises its purchase option under Section 2.6(ix) of the Construction Agency Agreement with respect to the other Property or the other Property previously had been purchased by Construction Agent pursuant to Section 2.6(ix) of the Construction Agency Agreement.

                                                          LEASE AGREEMENT (HGSI)


                                   ARTICLE VI
                                   TERMINATION

                            [Intentionally omitted.]

                                  ARTICLE VII.
         LESSEE'S DISPOSITION OF LESSOR'S INTERESTS AT LEASE EXPIRATION

                SECTION 7.1 Disposition of Lessor's Interests and Distribution of Sale Proceeds. Subject to Section 7.2, Lessee, on written notice to Lessor given not later than one hundred eighty (180) days prior to the Lease Term Expiration Date, shall have the option (the "Remarketing Option") to cause a sale of one or both of the Properties in accordance with the following terms:

                        (a) Lessee shall act as non-exclusive agent (and may appoint qualified independent sales agents to work on its behalf) in connection with such sale and, in such capacity, shall use all commercially reasonable best efforts to solicit bids from bona fide third parties unrelated to Lessee, and its Affiliates or any Person with whom Lessee or any of its Affiliates has an understanding or arrangement pursuant to which Lessee or any of its Affiliates would use, possess or own all or a portion of either Property.

                        (b) Lessee shall attempt to sell such Property or Properties, as applicable, to the Person submitting an all cash bid that will result in the highest Net Sale Proceeds, such sale to be effected on the third day immediately preceding the Lease Term Expiration Date or as soon as reasonably practicable thereafter (the date of sale being the "Sale Date"); provided that:

                                (i)     Lessee shall be required to obtain
                Lessor's approval of the sale of any Property pursuant to any such bid if a sale of such Property pursuant thereto would result in the Investors and Lenders not being fully reimbursed pursuant to Article X of the Participation Agreement for their Investor Contributions and the outstanding principal amount of the Loans;

                                (ii)    With respect to a proposed sale that
                Lessee wishes to consummate, Lessee shall provide Lessor with reasonable advance notice of the identity of the prospective purchaser, its relationship to any of the Participants and a copy of purchase agreement (including all exhibits and schedules thereto) for the proposed sale of such Property; and

                                (iii) Lessee and its Affiliates shall have no right to submit bids for such Property, but a Participant or an Affiliate of one or more Participants may bid on such Property.

                        (c) On the Sale Date, Lessee shall pay (i) the Traville Residual Value Guaranty Amount in the event that only the Traville Facility is sold on the Sale Date, together with any amounts, including Break Costs, payable under any Lessor Hedging Agreement with respect to the Traville Facility, plus Supplemental Rent due and payable, (ii) the Manufacturing Residual Value Guaranty Amount in the event that only the

                                                          LEASE AGREEMENT (HGSI)


        Manufacturing Facility is sold on the Sale Date, together with any amounts, including Break Costs, payable under any Lessor Hedging Agreement with respect to the Manufacturing Facility, plus Supplemental Rent due and payable, or (iii) the aggregate Residual Value Guaranty Amount in the event that both Properties are sold on the Sale Date, together with any amounts, including Break Costs, payable under any Lessor Hedging Agreement, plus Supplemental Rent due and payable to the Administrative Agent and such amount, together with the proceeds of the sale of such Property or Properties, as applicable, shall be distributed in accordance with Article X of the Participation Agreement.

                        (d)     Omitted.

                        (e) If either or both Properties are sold on or after the Lease Term Expiration Date, then (i) on or before such date, Lessee shall vacate such Property or Properties; (ii) on the Lease Term Expiration Date, Lessee shall pay to Lessor (A) the Traville Residual Value Guaranty Amount in the event that only the Traville Facility is sold pursuant to the Remarketing Option and all other amounts due and owing in respect of Rent (including Supplemental Rent) with respect to such Property, (B) the Manufacturing Residual Value Guaranty Amount in the event that only the Manufacturing Facility is sold pursuant to the Remarketing Option and all other amounts due and owing in respect of Rent (including Supplemental Rent) with respect to such Property, or (C) the full Residual Value Guaranty Amount in the event that both Properties are sold pursuant to the Remarketing Option and all other amounts due and owing in respect of Rent (including Supplemental Rent) with respect to both Properties; (iii) Lessor shall have the right to enter into leases for such Property or Properties, sell such Property or Properties or otherwise dispose of such Property or Properties and (iv) Lessee shall continue to act as non-exclusive sale agent for the marketing of such Property or Properties so long as such Property or Properties are not otherwise disposed of. Upon the sale of such Property or Properties, the Gross Sale Proceeds will be applied in accordance with Article X of the Participation Agreement.

                        (f)     Concurrently with the payments contemplated in
        Section 7.1 (c), after payments of all other amounts due and owing in respect of Rent, including Supplemental Rent through the payment date, this Lease shall terminate with respect to the Property or Properties, as applicable, sold pursuant to the Remarketing Option, and Lessor and Lessee shall (except as otherwise herein provided) have no further rights or obligations with respect to such Property or Properties, as applicable, under this Lease.

                SECTION 7.2 Conditions to Lessee's Exercise of the Remarketing Option. Lessee's right to exercise the Remarketing Option and the consummation of the sale of any Property on the Sale Date, as applicable, shall be subject to the following conditions:

                (a) on the Sale Date, such Property must be delivered by Lessee in the condition required under Article XII;

                (b) at least 60 days before the Sale Date, Lessee shall have delivered the report required under Section 12.2;

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                                                          LEASE AGREEMENT (HGSI)


                (c) as of the exercise of the Remarketing Option, the Final Completion Work with respect to such Property and the restoration work required to be performed under Section 9.2(d) (if any) shall have been completed;

                (d) as of the exercise of the Remarketing Option, if there remains to be performed hereunder any restoration work as a result of a Event of Loss with respect to such Property, Lessee will be able, with the exercise of reasonable diligence, to complete such work as of the Sale Date; and as of the Sale Date, such work shall have been completed;

                (e) as of the exercise of the Remarketing Option and the Sale Date, there shall be no Lease Event of Default or Bankruptcy Default continuing;

                (f) as of the exercise of the Remarketing Option, there shall be no default described in Section 18.1(c) or Section 18.1(e) that has continued beyond 180 days after the giving of notice to Lessee by any Participant or the Administrative Agent; and

                (g) as of the Sale Date, Lessee shall have paid all amounts, including Break Costs, payable under any Lessor Hedging Agreement and the other Operative Documents.

If, after Lessee shall have given notice of its exercise of the Remarketing Option in accordance with Section 7.1, any of the foregoing conditions (a) through (g) is not satisfied on or prior to the Sale Date, then a Lease Event of Default shall have occurred hereunder.

                                  ARTICLE VIII.
                                      LIENS

                SECTION 8.1 Lessee Obligation to Discharge Liens. Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to either Property, the Alterations, the Rent, title thereto or any interest therein, which arises for any reason, including all Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of either Property or by reason of labor or materials furnished or claimed to have been furnished with respect to either Property, except Permitted Liens. Lessee shall promptly, at its own expense, take such action as may be necessary to discharge or eliminate any such Lien (other than Permitted Liens).

                SECTION 8.2 Lessor's Notice to Potential Lienors. Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to either Property or any part thereof, which would result in any liability of Lessor for payment therefor. Notice is hereby given that none of Lessor, the Investors nor the Lenders will be liable for any labor, services or materials furnished or to be furnished to Lessee, or to anyone holding an interest in either Property or any part thereof through or under Lessee, and that no mechanics or other Liens for any such labor, services or materials shall attach to or affect the interest of Lessor, the Investors or the Lenders in and to either Property.

                SECTION 8.3 Lessee's Right to Encumber Lessee's Property. Lessee may from time to time own, hold under lease from Persons other than Lessor and encumber, grant security

                                                          LEASE AGREEMENT (HGSI)


interests in and otherwise hypothecate in favor of Persons other than Lessor inventory, furnishings, furniture, trade fixtures, leasehold improvements, equipment and other personal property located on or about either Property (and not purchased from Advances) ("Lessee's Property"), which shall not be subject to this Lease or to any Lien in favor of Lessor (including any such Lien as may arise by operation of Applicable Laws). Lessor shall from time to time, upon the reasonable request of Lessee, promptly acknowledge in writing to Lessee and other Persons that Lessor does not own or have, and waives, any lien or other right or interest in or to any of Lessee's Property.

                SECTION 8.4 Granting of Easements. Provided that no Lease Event of Default or Bankruptcy Default is continuing, Lessor will join with Lessee from time to time at the request of Lessee (and at Lessee's sole cost and expense) to (i) subject to the terms of Article XIV, sell, assign, convey or otherwise transfer an interest in either Property to any Person legally empowered to take such interest under the power of eminent domain, (ii) grant easements, licenses, rights of way and other rights and privileges in the nature of easements, (iii) release existing easements and appurtenances which benefit either Property, (iv) subject to the terms of Article XIV, dedicate or transfer unimproved portions of either Property for road, highway or other public purposes, (v) execute petitions to have either Property annexed to any municipal corporation or utility district, (vi) execute any amendment, termination or supplement of or to any Land Agreement, or a new Land Agreement, and (vii) execute and deliver any instrument necessary or appropriate to make or confirm such grants, releases or other actions described above in this Section 8.4 to any Person; provided that Lessor shall not be required to take any such action, and Lessee shall not effect any such action or grant, release, dedication, transfer or amendment, unless Lessor shall have received a certificate of an authorized officer of Lessee stating that such grant or release, or such dedication, transfer or amendment, as the case may be, shall not adversely affect the utility, economic useful life or residual value of the affected Property or reduce the fair market value of the Traville Facility or Manufacturing Facility below the Traville Lease Balance or Manufacturing Lease Balance, respectively, and each Property shall comply with all Applicable Laws after such grant or release, or such dedication, transfer or amendment, as the case may be.

                                   ARTICLE IX.
                MAINTENANCE; ALTERATIONS; TAXES; LEGAL COMPLIANCE

                SECTION 9.1 Maintenance and Repair; Utility Charges.

                (a) Lessee shall at all times, (i) maintain each Property and all components thereof in good order, repair and condition, subject to ordinary wear and tear and, as to the Traville Property, in the same manner as other "Class A" office and/or laboratory buildings in the locale of the Traville Property, (ii) except to the extent Section 9.5 shall apply, maintain each Property in accordance with and otherwise comply with all Applicable Laws, and
(iii) make any and all repairs of each Property necessary or appropriate to keep the same in the condition required by the preceding clauses (i) and (ii), whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen and regardless of whether the repair was caused by a Casualty, breach of warranty, wear and tear or otherwise.

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                                                          LEASE AGREEMENT (HGSI)


                (b) Lessor shall not be required to maintain, repair, replace, alter, remove or rebuild all or any part of either Property, and Lessee waives any right that it may now have or hereafter acquire to (i) require Lessor to maintain, repair, replace, alter, remove or rebuild all or any part of either Property or (ii) make repairs (whether or not at the expense of Lessor) pursuant to any Applicable Laws, insurance requirements, contract, agreement or covenant in effect at any time during the Lease Term.

                (c) Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer and all other rents and utilities used in or on either Property during the Lease Term. Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by Lessee and received by Lessor on account thereof, net of the costs and expenses reasonably incurred by Lessor in obtaining such credit or refund, and, upon receipt by Lessor thereof, such credit or refund shall be promptly paid over to Lessee.

                SECTION 9.2 Alterations.

                (a) Lessee may, without the consent of Lessor, at Lessee's sole cost and expense, make Alterations to a Property, so long as, subject to
Section 9.2(d), such Alterations do not adversely effect the fair market value, economic life, utility or residual value of such Property. Subject to the terms of the foregoing proviso, Lessee shall have the right to change and/or seek variances, exceptions and other exemptions in respect of the Applicable Laws (including building and/or zoning laws, regulations and agreements) relating to a Property or any portion thereof.

                (b) Lessee shall make all Alterations to each Property required so as to cause the same to comply with Applicable Laws, and the limitations on Lessee's right to make Alterations contained in Section 9.2(a) and Section 9.2(d) shall not be applicable to such Alterations, regardless of their effect on the fair market value, economic life, utility or residual value thereof.

                (c) Lessee shall cause any Alterations to be done and completed in a good and workmanlike manner, free from faults and defects, and in compliance with all Applicable Laws. Lessee shall be responsible for the acts and omissions of all of its employees and all other Persons performing any of the Alterations.

                (d) Upon Lessee's request (such request, a "Notice of Alteration"), Lessor shall notify Lessee whether, in Lessor's judgment, an Alteration proposed by Lessee would adversely effect the fair market value, economic life, utility or residual value of the applicable Property. Each Notice of Alteration shall be accompanied with reasonably detailed plans and specifications. If Lessor in good faith determines that such Alterations would adversely effect the fair market value, economic life, utility or residual value of the applicable Property, Lessor shall give notice of its objection (a "Notice of Objection") within fifteen (15) Business Days after Lessor's receipt of a Notice of Alterations. If Lessor and Lessee cannot agree whether or not such Alterations would adversely effect the fair market value, economic life, utility or residual value of the applicable Property within fifteen (15) Business Days after Lessee's receipt of a Notice of Objection, an Appraiser reasonably acceptable to Lessor and Lessee shall resolve the dispute by appraising the applicable property both with and without such Alterations. Lessee

                                                          LEASE AGREEMENT (HGSI)


shall pay any and all reasonable out-of-pocket costs, including reasonable attorneys' fees (collectively "Mediation Costs") incurred by Lessor or Lessee in connection with any such dispute between the parties. If Lessor shall prevail in any such dispute, Lessee shall not proceed to make such Alterations, without the prior written consent of Lessor.

                SECTION 9.3 Title to Alterations. Title to Alterations shall immediately and without further act vest in Lessor and shall be deemed to constitute a part of the applicable Property and be subject to this Lease in any of the following cases:

                (a) such Alteration shall be in replacement of or in substitution for a portion of the applicable Property;

                (b) such Alteration shall be required to be made pursuant to the terms of Section 9.1(a) or Section 9.2(b);

                (c)     such Alteration shall be Nonseverable; and

                (d) such Alteration shall be severable and paid for (i.e., with debt and/or equity) by Lessor.

Lessee shall, at Lessor's request, execute and deliver any deeds or assignments reasonably necessary to evidence the vesting of title in and to such Alterations in Lessor. If an Alteration is not within any of the categories set forth in clauses (a) through (d) of this Section 9.3, then title to such Alteration, as well as any item for which substitution or replacement is made as contemplated in Section 9.3(a), shall vest in Lessee. So long as removal thereof shall not result in the violation of any Applicable Laws or this Lease, all Alterations to which title shall vest in Lessee as aforesaid may be removed at any time by Lessee, provided that Lessee shall, at its expense, repair any material damage to either Property caused by the removal of such Alteration and shall restore in all material respects the affected portion of such Property in accordance with
Section 9.1(a).

                SECTION 9.4 Location. Lessee shall not remove, or permit to be removed, the improvements and equipment comprising either Property or any part thereof without the prior written consent of Lessor, except that Lessee or any other Person may remove (a) any Alteration with respect to which title has passed to or remained with Lessee in accordance with the provisions of Section 9.3, (b) any part of either Property constructed on a temporary basis for the purpose of repair or maintenance thereof, (c) any part of either Property which has been replaced by another part which has become subject to this Lease and the Lien of the Deed of Trust; and (d) any part of either Property which in Lessee's good faith judgment has become obsolete, whereupon upon written notice to Lessor and the Administrative Agent such obsolete part shall cease to be subject to this Lease and the Lien of the Deed of Trust; provided that Lessee repairs any damage to either Property caused by such removal.

                SECTION 9.5 Permitted Contests. Provided no Lease Event of Default or Bankruptcy Default is continuing, Lessee shall not be required to comply with any Applicable Law or Land Agreement so long as it is engaged in a Permitted Contest with respect thereto. At Lessee's expense, Lessor shall cooperate fully with Lessee in connection with any such test, challenge, appeal or proceeding and, at Lessee's request, will join in the proceedings or permit

                                                          LEASE AGREEMENT (HGSI)


the proceedings to be brought in Lessor's name. The terms of this Section 9.5 shall qualify each provision of this Lease that impose a compliance obligation on Lessee (other than an obligation to any Indemnitee), regardless of whether such provision shall expressly make reference to this Section 9.5.

                SECTION 9.6 Environmental Compliance.

                (a) Lessee shall comply at all times with Environmental Laws with respect to each Property, and no Hazardous Material shall be brought onto, permitted to exist or remain at or upon, or stored, or disposed of from or used, at either Property by Lessee or any of its employees, agents, independent contractors, licensees, subtenants or invitees in violation of any Applicable Laws, or in such manner as would result in any liability under any Applicable Laws (with the exception of materials used or stored in connection with the operation or maintenance of the property and in compliance with all Environmental Laws). Lessee shall hold harmless, indemnify and defend the Indemnitees from and against any Environmental Damages resulting from any breach of the covenants set forth in this Section 9.6 and from all Environmental Damages. Lessee's indemnification obligation hereinabove set forth shall survive the expiration or earlier termination of this Lease.

                (b) The indemnity contained in Section 9.6(a) shall specifically include the direct obligation of Lessee to promptly perform any investigatory and/or remedial or other activities required, ordered or recommended by any Governmental Authority, or as otherwise necessary to avoid injury or liability to any person or property, to prevent the spread of any Hazardous Materials, or to provide for the continued safe operation of each Property (the "Remedial Work"). Without waiving any of its rights pursuant to the indemnity described in Section 9.6(a), upon failure of Lessee to perform the Remedial Work in a reasonably prompt manner (subject to Lessee's rights under Section 9.5). Lessor may, at its option and in its sole discretion, commence such work itself in compliance with Environmental Laws, and Lessee shall pay all reasonable costs thereby incurred.

                (c) Without limiting Lessee's obligations under Section 9.6(a) or any other provision of this Lease, Lessee shall be solely and completely responsible for responding to and complying with any administrative notice, order, request or demand, or any third-party claim or demand relating to the potential or actual presence of Hazardous Materials on either Property, except where the contamination was caused solely by Lessor. The responsibility conferred under this Section 9.6(c) includes responding to such orders on behalf of Lessor and defending against any assertion of Lessor's financial responsibility or individual duty to perform under such orders.

                (d) "Environmental Damages" shall mean all claims, suits, judgments, damages (including punitive damages), losses, penalties, fines, liabilities (including, but not limited to, strict liability), encumbrances and Liens, and any other costs and expenses, of any kind or nature whatsoever, whether direct or indirect, joint or several, resulting from (i) any Hazardous Material existing, released, or threatened to be released, on, in, under, or near either Property, whether known or unknown and whether arising from historic or threatened future releases of Hazardous Materials, or (ii) any violation or alleged violation of any Environmental Law, in either case, including any attorneys' fees, disbursements, consultants' fees and other costs resulting from
(A) investigation and defense of any alleged claim or demand by any third

                                                          LEASE AGREEMENT (HGSI)


party, (B) claims or directives, notices or requests of any Governmental Authorities, whether or not the claims or directives, notices or requests are groundless, false or fraudulent or ultimately defeated, (C) any settlements or judgments to which Lessee is a party, and (D) rendering both Properties in compliance with Applicable Laws.

                SECTION 9.7 Compliance with Applicable Laws. During the Lease Term, at Lessee's expense, Lessee shall cause each Property to comply with all Applicable Laws, whether or not such Applicable Laws shall necessitate structural changes and/or improvements and/or interfere with the use and enjoyment of such Property, subject to Section 9.5. Lessee shall also procure, pay for and maintain all permits, licenses, approvals, certificates and other authorizations necessary for the operation of its business at each Property from time to time and its lawful use and occupancy of such Property in connection therewith, subject to Section 9.5.

                SECTION 9.8 Ground Sublease and Land Agreements Compliance. Subject to Section 9.5, Lessee shall comply with, and shall fully and promptly, at its own cost and expense, perform all obligations of Lessor under the Ground Lease and any restrictive covenant, deed restriction or easement of record, as well as any environmental land use restriction recorded against the Land, to the extent relating to either Property (collectively, "Land Agreements"), including the payment of all amounts owed by Lessor thereunder. For so long as no Event of Default shall have occurred and be continuing, Lessee may exercise all rights, privileges and remedies available to Lessor under the Land Agreements.

                SECTION 9.9 Lessee's Right to Enforce Warranties. Provided no Lease Event of Default or Bankruptcy Default shall have occurred and be continuing, Lessee (including through its designees), at Lessee's expense, shall have the right to assert all of Lessor's rights (if any) under any applicable warranty and any other claim that Lessee or Lessor may have under any agreements pertaining to the construction and/or modification of either Property, as well as any other rights and claims that may exist by operation of law. Lessor agrees to cooperate with Lessee, at Lessee's expense, in asserting such rights.

                SECTION 9.10 Real Estate Taxes. Subject to Lessee's right in respect of Permitted Contests, Lessee shall pay all real estate ad valorem and personal property taxes owed in respect of each Property or any portion thereof, as well as any payments due under any agreement described in clause (f) of the definition of Permitted Liens.

                                   ARTICLE X.
                           USE AND NAMING OF PROPERTY

                SECTION 10.1 Use. Each Property may be used for any lawful purpose; provided, that Lessee shall not use or permit the use of either Property in any manner that adversely effects the fair market value, economic life, utility or residual value of such Property. Lessee shall not use or permit the use of either Property or any part thereof for any purpose or in any manner in violation of any Applicable Laws, subject to the terms of Section 9.5.

                SECTION 10.2 Naming of the Properties. Lessee shall have the sole and exclusive right during the Lease Term, at any time and from time to time, to select the name or names of each Property or any part thereof, as well as the sole and exclusive right to determine

                                                          LEASE AGREEMENT (HGSI)


not to use any name in connection with one or more portions of either Properties, as well as all rights in respect of signage for or in connection with either Properties. Lessor shall not have or acquire any right or interest with respect to any such name or names used at any time by Lessee.

                                   ARTICLE XI.
                                    INSURANCE

                SECTION 11.1 Insurance. On or before the Lease Commencement Date for each Property, Lessee and the Administrative Agent (at the direction of the Majority Banks) shall consult and agree upon insurance coverage (including liability and property insurance) for each such Property. Failing mutual agreement by the Lease Commencement with respect to a Property, Lessee shall provide at the Lessee's expense insurance coverage (including liability and property insurance) with respect to the Properties in amounts at least commensurate with, and on terms no less favorable than, insurance carried by other owners or lessees of similar real estate located on the Mid-Atlantic region of the United States. Lessee shall, in the operation of each Property subject hereto, comply with the applicable workers' compensation laws and protect Lessor against any liability under such laws. Lessee shall furnish Lessor and the Administrative Agent certificates showing the insurance required under this Section 11.1 to be in effect and naming Lessor (and its beneficial owners), the Investors, the Lenders, Administrative Agent and the Lessor Hedging Agreement Counterparties as additional insureds and the property insurance required hereunder shall contain a standard form mortgage endorsement in favor of the Administrative Agent and shall name the Administrative Agent as sole loss payee.

                SECTION 11.2 Risk of Loss. During the Lease Term for each Property subject hereto, Lessee shall bear all risk of loss (including any Casualty or Condemnation) with respect to such Property or any portion thereof.

                                  ARTICLE XII.
                       RETURN OF LEASED PROPERTY TO LESSOR

                SECTION 12.1 Nature of Return. Unless a Property is then being transferred to Lessee or its designee pursuant to the Purchase Option, Lessee shall, on the expiration or earlier termination of this Lease, and at its own expense, return such Property to Lessor by surrendering the same into the possession of Lessor: (a) free and clear of all Liens, except that Lessee shall have no responsibility or liability in respect of: (i) Lessor Liens, (ii) the Lien of the Deeds of Trust, (iii) Liens described in clause (a) of the definition of Permitted Liens (other than rights and interests of Lessee under the Operative Documents), and (iv) Liens described in clause (f) of the definition of "Permitted Liens"; (b) the Final Completion Work shall have been completed; and (c) in the condition required by this Lease. All Alterations the title to which has not been vested in Lessor hereunder that is not removed by Lessee at or prior to the expiration or earlier termination of this Lease shall be deemed abandoned in place by Lessee and shall become the property of Lessor. Lessee shall have no obligation to remove any Alterations (i) required (at the time of installation in a Property or at the end of the Lease Term) by Applicable Laws or insurance requirements or (ii) included in such Property at the Lease Commencement Date. Except as required under Section 9.2(d) and as permitted under Section 10.1, Lessee may not remove any Nonseverable Alterations. Lessee shall assign to Lessor any and all assignable warranties, licenses and permits relating to the property surrendered to Lessor which extend

                                                          LEASE AGREEMENT (HGSI)


beyond the expiration or earlier termination of this Lease, such assignment to be without representation, warranty or recourse of any sort whatsoever.

                SECTION 12.2 Site Assessment. Not earlier than two hundred and seventy (270) days and not later than one hundred and eighty (180) days prior to the Lease Term Expiration Date, Lessee shall, at Lessee's expense, deliver to Lessor an environmental site investigation and assessment (the "Site Assessment") substantially conforming to the requirements of ASTM 1527-E Phase I or any then successor thereto and Lessee shall cause to be performed by the Lease Term Expiration Date such additional testing, reporting and remediation as is reasonably and specifically recommended by such report (such report, together with such additional report, if any, shall be collectively referred to as the "Environmental Report"); provided that Lessee shall have no obligation to conduct a Site Assessment or cause an Environmental Report to be prepared if Lessee shall have exercised the Purchase Option.

                                  ARTICLE XIII.
                                  LAND RELEASE

                SECTION 13.1 Land Release. Provided that no Lease Event of Default or Bankruptcy Default shall have occurred and be continuing, Lessee may make a written request (a "Release Request") of Lessor, to enter into a supplement or amendment to this Lease, changing the description of any Property to exclude either a Modification which is not structurally integrated with the existing Improvements or any unimproved portion of Land (a "Release Portion"), and transferring such Release Portion to Lessee (or Lessee's designee) by special or limited warranty deed (or like instrument), and Lessor will not unreasonably withhold its consent to such Release Request, provided that such Release Request (i) does not (x) materially impair the remaining useful life, operation, utility or residual value of the applicable Property (or the Improvements located or to be constructed thereon) to which such Release Request relates, or (y) relate to a transfer the fair market value of which, when aggregated with the fair market value of all transfers previously made pursuant to Release Requests previously delivered hereunder, exceeds $5,000,000, (ii) arises out of an arms-length sale to a non-affiliated party, and (iii) Lessor has reasonable egress and ingress to the remaining Land or has been granted appropriate easements ensuring access to such Property.

                                  ARTICLE XIV.
                    LOSS DESTRUCTION, CONDEMNATION OR DAMAGE

                SECTION 14.1 Event of Loss.

                (a) If an Event of Loss shall occur, Lessee shall give Lessor prompt written notice of such occurrence, and Lessee may elect one of the following options (it being agreed that if Lessee shall fail to notify Lessor of its election as between the following clauses (i) and (ii) within one hundred and eighty (180) days after the occurrence of the Event of Loss, then Lessee shall be deemed to have elected the option set forth in the following clause
(i)):

                                (i)     Lessee may elect to purchase the
                affected Property or Properties on a date occurring not less than ten (10) days after the date such election is made, for a purchase price equal to the sum of (A) Traville Lease

                                                          LEASE AGREEMENT (HGSI)


                Balance or the Manufacturing Lease Balance, as applicable, in the event that such Event of Loss affected only the Traville Facility or the Manufacturing Facility or the Lease Balance in the event that such Event of Loss affected both Properties, each determined as of such Payment Date, plus, without duplication,
                (B) all Rent (including, without limitation, all amounts, including Break Costs, payable under any Lessor Hedging Agreement) due and owing as of such Payment Date; or

                                (ii)    Lessee may restore and rebuild the
                affected Property or Properties so as to restore the same to their fair market value, utility, operation, residual value and remaining useful life immediately prior to such Event of Loss.

                (b) All insurance proceeds or condemnation awards received in respect of either Property shall be paid solely to Administrative Agent as sole loss payee, unless the insurance proceeds are less than $1,000,000 (provided that any insurance proceeds paid to any Person other than Administrative Agent shall be required to be applied in accordance with Sections 9.1(a) and 14.2). Lessee's failure to maintain insurance shall not relieve Lessee of any of Lessee's obligations hereunder to restore the affected Property or Properties following any Casualty or Condemnation.

                (c) Nothing in this Article XIV shall be construed to prevent Lessee from pursuing and collecting a condemnation award or other compensation or settlement payment in respect of its loss and damages resulting from any condemnation or taking.

                SECTION 14.2 Application of Net Proceeds When Lease Continues; Repair and Restoration. Payments (except for payments under insurance policies maintained by Lessor) received at any time by Lessor or Lessee from any Governmental Authority, any insurer or any other Person with respect to (x) an Event of Loss in a case in which this Lease will not terminate because Lessee has elected Section 14.1(a)(ii) or (y) a Condemnation or Casualty shall be paid to the Administrative Agent and Administrative Agent shall apply such proceeds as follows:

                        (a) first, to Lessee, as necessary, for the repair or restoration of the affected portions of the affected Property or Properties,

                        (b) second, to Lessor, in reduction of the Traville Lease Balance or the Manufacturing Lease Balance, as applicable, in the event that such Event of Loss, Condemnation or Casualty affected only the Traville Facility or the Manufacturing Facility or the Lease Balance in the event that such Event of Loss, Condemnation or Casualty affected both Properties until the same has been reduced to zero,

                        (c) third, to each Participant, in reduction of all other amounts then due and owing to such Participant under this Lease or any other Operative Document,

                        (d) fourth, to each Lessor Hedging Agreement Counterparty to pay in full all amounts then due and payable to such Lessor Hedging Agreement Counterparty, including any Break Costs, under the Lessor Hedging Agreements with respect to the Property incurring such Event of Loss, Condemnation or Casualty, as applicable,

                        (e)     fifth, to Lessee.

                                                          LEASE AGREEMENT (HGSI)


                If, after a Casualty or Condemnation, or if, after an Event of Loss, Lessee shall elect the option provided in Section 14.1(a)(ii), then this Lease shall continue in full force and effect and Lessee shall, at Lessee's own cost and expense and in accordance with the applicable provisions of Article IX, proceed with reasonable diligence and promptness to carry out any necessary demolition and to restore, repair, replace and/or rebuild the affected Property or Properties in order to restore the same, to the extent it is reasonably practicable, to the condition, utility and value of such Property or Properties immediately prior to such Casualty or Condemnation or Event of Loss (assuming such Property or Properties is maintained as required hereunder). All such repair and restoration shall be effected by Lessee in compliance with the requirements of Section 9.1.

                SECTION 14.3 Application of Proceeds. In case of a Condemnation or Casualty or in the case of an Event of Loss that does not result in a termination of this Lease in accordance with the above provisions of this
Article XIV, this Lease shall remain in full force and effect, without any abatement or reduction of Base Rent.

                SECTION 14.4 Application of Proceeds from a Temporary Taking. All Net Condemnation Proceeds from a temporary taking shall, to the extent resulting from the taking of use during the Lease Term, be paid to Lessee, and to the extent awarded with respect to use of a Property for any time period after the expiration or termination of the Lease Term shall be paid as follows:
(a) if Lessee has elected to purchase the affected Property, to Lessee or its designee or (b) if Lessee has not elected to purchase such Property, to Lessor to be applied in accordance with Section 14.2(a) through (e).

                SECTION 14.5 Other Dispositions. Notwithstanding the foregoing provisions of this Article XIV, so long as a Bankruptcy Default or Lease Event of Default shall be continuing, any amount that would otherwise be payable to or for the account of or that would otherwise be retained by, Lessee pursuant to this Article XIV or Section 7.2 shall be paid to the Administrative Agent (or to Lessor when the Indebtedness shall not be outstanding as security for the obligations of Lessee under this Lease) and, at such time thereafter as the Lease Event of Default shall have been waived in writing or no longer be continuing, such amount shall be paid promptly in accordance with this Article XIV.

                SECTION 14.6 Negotiations. In the event any part of either Property becomes subject to Condemnation, Casualty or Event of Loss, Lessee shall give notice thereof to Lessor promptly after Lessee has knowledge thereof and Lessee shall control (and have the right to settle and compromise) the negotiations with the relevant Governmental Authority or insurance carriers unless a Lease Event of Default or Bankruptcy Default shall be continuing, in which case Lessor (or if the Indebtedness is outstanding, the Administrative Agent) may elect to control such negotiations.

                                   ARTICLE XV.
                       CONVEYANCE OF A PROPERTY TO LESSEE

                SECTION 15.1 Terms of Conveyance. Upon the purchase of Lessor's Interests by Lessee with respect to either or both Properties, including pursuant to Article V or Article XIV:

                                                          LEASE AGREEMENT (HGSI)


                i. with respect to the purchased Property or Properties, as applicable, the Lease Term shall end, and the obligations of Lessee hereunder (other than any obligations expressed herein as surviving the termination of this Lease) shall terminate as of the date of such purchase, and

                ii. Lessor shall convey to Lessee (or its designee) the purchased Property or Properties, as applicable, and all rights, title and interest of Lessor in and to the Net Proceeds (if any) applicable to such purchased Property or Properties, with a warranty against Lessor's own acts and otherwise "as is", except specifically, free and clear of all Lessor Liens attributable to it (and the Lien of the Deed of Trust), but subject to any Liens created pursuant to Section 9.8 or otherwise requested by or expressly consented to by Lessee.

                SECTION 15.2 Right of Lessee to Name Designee. In any instance in which this Lease provides that Lessee may purchase either or both Properties, including pursuant to Article V, then Lessee shall have the right at any time and from time to time to designate another Person as the purchaser of such Property or Properties provided that Lessee may not convey the Purchase Option itself and may not delegate its obligations in respect of the payment of the Purchase Price.

                SECTION 15.3 Costs of Conveyance. Lessee shall pay all transfer taxes, title insurance premiums, and other costs, fees and expenses incurred in connection with any purchase in accordance with Article V or Article XIV, including the recordation and filing charges for the satisfaction of the Deed of Trust. Lessee shall pay the reasonable out-of-pocket costs and expenses of Lessor and Lenders in connection with such purchase (including reasonable attorneys' fees and expenses).

                SECTION 15.4 Preference Legal Opinion. If, as of the date on which Lessee purchases Lessor's Interest with respect to either or both Properties, there is a Lease Event of Default or an event that with the passage of time would mature into a Lease Event of Default described Section 18.1(d), then, as a condition to the closing on the Purchase Option unless waived by the Participants, Lessee shall deliver to Lessor (a) an opinion of outside counsel that the closing on the Purchase Option would not constitute a preference under the Bankruptcy Code, provided that such opinion may assume (without independent investigation) that the value of the Property or Properties purchased is equal to or greater than the price paid to Lessor for such purchase, and (b) if the opinion of counsel referred to in the immediately preceding clause (a) contains the assumption described in the proviso contained in said clause (a), an appraisal of the Property or Properties prepared by an independent appraiser showing a fair market value thereof at least equal to the Traville Lease Balance or the Manufacturing Lease Balance, as applicable, in the event that Lessee exercised the Purchase Option with respect to only the Traville Facility or the Manufacturing Facility or the Lease Balance in the event that Lessee exercised the Purchase Option with respect to both Properties.

                                  ARTICLE XVI.
                                    SUBLEASE

                SECTION 16.1 Subleasing Permitted; Lessee Remains Obligated. Provided no Lease Event of Default or Bankruptcy Default shall exist at the time a sublease (a "Sublease") is

                                                          LEASE AGREEMENT (HGSI)


entered into, Lessee may sublease either or both Properties or any portion or portions thereof with any Person (provided, that Lessee hereby covenants and agrees that it shall not sublease the either or both Properties or any portion or portions thereof to any Person that is not generally meeting its obligations as they become due or is subject to a proceeding under applicable bankruptcy, solvency or reorganization laws on the date of such sublease) upon written notice to Lessor and the Agents; provided that each of the following conditions are satisfied: (A) the obligations of Lessee under the Lease and in the other Operative Documents shall continue in full force and effect notwithstanding such sublease, (B) any sublease does not extend beyond the Lease Term, (C) the sublease shall expressly provide for the surrender of the Property after termination upon the occurrence of a Lease Event of Default and (D) the sublease is expressly subject and subordinate to this Lease. Lessee acknowledges and agrees that this Lease has been assigned as described on the cover page hereof.

                                 ARTICLE XVII.
                                   INSPECTION

                SECTION 17.1 Inspection. Lessor shall have the inspection rights with respect to the Properties as set forth in the Participation Agreement.

                                 ARTICLE XVIII.
                             LEASE EVENTS OF DEFAULT

                SECTION 18.1 Defined. The following events shall constitute "Lease Events of Default" (whether any such event shall be voluntary or in voluntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

                (a) Lessee shall fail to make any payment of Base Rent, Traville Lease Balance, Manufacturing Lease Balance, the Lease Balance, Traville Residual Value Guaranty Amount, Manufacturing Residual Value Guaranty Amount or the Residual Value Guaranty Amount when due (Lessor will notify Lessee if such payment is not received when due, but Lessor will have no liability to Lessee if it fails to deliver such notice and the Lessor's failure to provide such notice shall not affect whether the same is a Lease Event of Default hereunder);

                (b) Lessee shall fail to make payment of any amount required hereunder, other than any amount described in Section 18.1(a), and such failure shall continue for a period of ten (10) days after notice of such failure to Lessee from Lessor or the Administrative Agent;

                (c) Lessee shall default in the due performance or observance by it of any term, covenant, condition or agreement on its part to be performed or observed under any Operative Document to which it is a party (not otherwise specified in this Section 18.1) and such default shall have continued unremedied for a period of at least thirty (30) days after receipt of notice by Lessee from either Lessor or Administrative Agent; provided, however, that if such default is capable of cure but cannot be cured by payment of money or cannot be cured by diligent efforts within such thirty (30) day period but such diligent efforts shall be properly commenced within the cure period and Lessee is diligently pursuing, and shall continue to pursue diligently, remedy of such failure, the cure period shall be extended for an additional

                                                          LEASE AGREEMENT (HGSI)


period of time as may be necessary to cure, not to exceed an additional one hundred and twenty (120) days and not to extend beyond the Lease Term Expiration Date;

                (d) the commencement by Lessee of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or Lessee shall have consented to the entry of an order for relief in an involuntary case under any such law, or the failure of Lessee generally to pay its debts as such debts become due (within the meaning of the Bankruptcy Code), or the appointment of or taking possession by a receiver, liquidator or other similar official for Lessee or a general assignment by Lessee for the benefit of its creditors; or the filing against Lessee of an involuntary petition in bankruptcy which results in an order for relief being entered or, notwithstanding that an order for relief has not been entered, the petition is not dismissed within ninety (90) days of the date of the filing of the petition, or the filing under any law relating to bankruptcy, insolvency or relief of debtors of any petition against Lessee for reorganization, composition, extension or arrangement with creditors which either (i) results in a finding or adjudication of insolvency of Lessee or (ii) is not dismissed within ninety (90) days of the date of the filing of such petition;

                (e) any representation, warranty or statement made or restated by Lessee in this Lease or in any other Operative Document, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made or restated, and (i) the circumstances rendering such representation or warranty or statement incorrect shall not be remediable or, (ii) if such representation or warranty or statement is remediable and Lessee is proceeding diligently so to remedy, shall continue unremedied for thirty (30) days after the earlier of: (x) the date on which written notice is delivered by Lessor or Administrative Agent to Lessee specifying such circumstances and demanding that they be remedied and (y) the date on which any Authorized Officer of Lessee has actual knowledge of such incorrectness; provided, however, that if such default is capable of cure but cannot be cured by payment of money or cannot be cured by diligent efforts within such thirty (30) day period but such diligent efforts shall be properly commenced within the cure period and Lessee is diligently pursuing, and shall continue to pursue diligently, remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed an additional one hundred and twenty (120) days and not to extend beyond the Lease Term Expiration Date.

                (f)     Lessee shall fail to maintain insurance required by
Section 11; provided that in the event that Lessee is otherwise in full compliance with its obligations under Section 11, Lessee's failure to timely deliver the certificates of insurance required by Section 11.1 shall not constitute a Lease Event of Default unless such failure shall continue for a period of ten (10) days after notice of such failure to Lessee from Lessor or the Administrative Agent;

                (g) the Lease Event of Default described in the last sentence of Section 7.2 shall have occurred;

                (h) the Facility Maturity Date (as defined in the Liquidity Agreement), as the same may be modified or extended from time to time, with respect to any one or more Liquidity Providers shall have occurred;

                                                          LEASE AGREEMENT (HGSI)


                (i) the Ground Lease shall terminate or shall cease to be in effect by reason of a default by the Ground Lessor in its obligations thereunder;

                (j) Lessee shall default in the due performance and observance of any of its obligations under Section 6.1(v), (w), (x), (y) or (aa) of the Participation Agreement or Section 2.5(a)(i) or (ii) of either Liquid Collateral Agreement;

                (k) one or more judgments or orders for the payment of money in the aggregate amount in excess of $10,000,000 shall be rendered against HGSI or its Affiliates and such judgment or order shall continue unsatisfied or unstayed for a period of sixty (60) days;

                (l) any Lien granted under any Security Document shall, in whole or in part, terminate, cease to be effective or lose its first priority status, except as expressly contemplated by the Operative Documents or as the result of an act or omission of Lessor or the Administrative Agent;

                (m) An "event of default" shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of HGSI or any of its Subsidiaries having a principal amount, individually or in the aggregate, in excess of $10,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness;

                (n) A Construction Agency Event of Default shall have occurred;

                (o) Lessor's rights pursuant to either Liquid Collateral Agreement to require Lessee to pledge additional Permitted Investments shall for any reason cease to be a legal, valid and binding agreement with Lessee; or

                (p) the Lien of either Liquid Collateral Agreement with respect to the Liquid Collateral shall cease to constitute a first priority perfected security interest (except as a result of a voluntary release by Administrative Agent of any Liquid Collateral).

                SECTION 18.2 Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may (subject to Section 18.2(h) and Section 18.2(i) below), at its option, by notice to Lessee declare this Lease to be in default (and, if such Lease Event of Default is described in Section 18.1(d), then this Lease shall automatically be in default and no such declaration shall be required and the terms of Section 18.2(i) shall be applicable) and do one or more of the following as Lessor in its sole discretion shall determine:

                (a) Lessor may, by notice to Lessee, rescind or terminate this Lease as of the date specified in such notice; however, (i) no reletting, reentry or taking of possession of either Property by Lessor will be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default, and (iii) no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of either Property shall be valid unless the same be made in writing and executed by Lessor;

                                                          LEASE AGREEMENT (HGSI)


                (b) Lessor may (i) demand that Lessee, and Lessee shall upon the written demand of Lessor, return the Properties promptly to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 12.1 as if the Properties were being returned at the end of the Lease Term, and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith and
(ii) without prejudice to any other remedy which Lessor may have for possession of the Properties, enter upon either or both Properties and (to the exclusion of Lessee) take immediate possession of either or both Properties and expel or remove Lessee and any other person who may be occupying either or both Properties (subject to the terms of any nondisturbance agreements with Lessor in favor of any subtenants), by summary proceedings or otherwise, all without liability to Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor's other damages, Lessee shall be responsible for the reasonable costs and expenses of reletting, including brokers fees and the costs of any repairs made by Lessor. The provisions of this
Section 18.2(b) shall operate as a notice to quit and shall be deemed to satisfy any other requirement or provisions of Applicable Laws which may require Lessor to provide a notice to quit or of Lessor's intention to re-enter either or both Properties and any such requirements or provisions are hereby waived by Lessee;

                (c) Lessor may sell all or any part of the Lessee Collateral at public or private sale, as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent contemplated in clause (ii) of the next succeeding sentence if Lessor shall elect to exercise its rights thereunder), in which event Lessee's obligation to pay Base Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be (except to the extent that Base Rent is to be included in computations under Section 18.2(e) if Lessor shall elect to exercise its rights thereunder). If Lessor shall have sold all of the Lessee Collateral pursuant to the above terms of this Section 18.2(c), Lessor, in lieu of exercising its rights under Section 18.2(e), may, if it shall so elect, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that Lessor's actual damages would be difficult to predict, but the liquidated damages described below represent a reasonable approximation of such amount), in lieu of Base Rent due for periods commencing after such date of sale, an amount equal to the excess (if any) of
(i) the Lease Balance, computed as of such date of sale, over (ii) the net proceeds of such sale;

                (d) Lessor may hold, keep idle or lease to others all or any part of either or both Properties as Lessor in its sole discretion may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that Lessee's obligation to pay Base Rent from and after the occurrence of a Lease Event of Default shall be reduced by the net proceeds, if any, received by Lessor from leasing either or both Properties to any Person, or allowing any Person (other than Lessee) to use either or both Properties for the same periods or any portion thereof;

                (e) Lessor may, whether or not Lessor shall have exercised or shall thereafter at any time exercise any of its rights under Section 18.2(b) or 18.2(d), but only if one or both of

                                                          LEASE AGREEMENT (HGSI)


the Properties have not been sold under Section 18.2(c), demand, by written notice to Lessee specifying a date (the "Final Payment Date") not earlier than ten (10) days after the date of such notice, that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Final Payment Date, as liquidated damages for loss of a bargain and not as a penalty and in consideration of the transfer of the applicable Property or Properties (the parties agreeing that Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount), an amount equal to the sum of the then outstanding Lease Balance (after taking into account any amounts received pursuant to this Section 18.2 that are applied in reduction of the Lease Balance pursuant to the Operative Documents) and all Supplemental Rent including all amounts payable under any Lessor Hedging Agreement including Break Costs, then due and payable; upon payment of such sum, if the Lease Balance has been reduced to zero Lessor shall convey to Lessee the Properties by special warranty deed free and clear of all Lessor's Liens and the Lien of the Deed of Trust and the other Operative Documents;

                (f) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease; or

                (g) Lessor may exercise any other right or remedy that may be available to it under Applicable Laws or in equity, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period or periods with respect to which rent shall have accrued, and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent period, or Lessor may defer any such suit until after the expiration of the Lease Term. in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term.

                (h)     [intentionally omitted]

                (i) Upon the occurrence of the Lease Event of Default described in Section 18.1(d) or 18.1(f), whether or not another Lease Event of Default described in one or more other clauses of Section 18.1 shall have been or thereafter is declared, this Lease shall terminate immediately without notice and Lessee shall immediately pay to Administrative Agent, on behalf of Lessor, as and for liquidated damages, an amount equal to the Lease Balance, together with all Supplemental Rent payable under the Operative Documents, including Break Costs payable under any Lessor Hedging Agreement.

                (j) Notwithstanding anything to the contrary set forth herein, upon the occurrence of a Lease Event of Default, Lessor shall not reenter, take possession, foreclose, or sell either of the Properties until the Purchase Option shall have terminated in accordance with Section 5.1(d).

                SECTION 18.3 Proceeds of Sale; Deficiency. All payments received and amounts held or realized by Lessor at any time when an Event of Default shall have occurred and be continuing and after the Lease Balance shall have been accelerated pursuant to this Lease, as well as all payments or amounts then held or thereafter received by Lessor, except for the

                                                          LEASE AGREEMENT (HGSI)


proceeds of sale pursuant to Section 18.2, shall be distributed forthwith upon receipt by Lessor in accordance with Article X of the Participation Agreement.

                SECTION 18.4 Grant and Foreclosure on Lessee's Estate. Without limiting any other remedies set forth in this Lease, the following shall apply:

                        (a) Lessor and Lessee agree that if a Lease Event of Default shall have occurred and be continuing, Lessor may proceed by a suit or suits in equity or at law or otherwise, whether for a foreclosure hereunder as against all or any part of Lessee's interests in either or both Properties or for the sale of such interest under the judgment or decree of a court of competent jurisdiction, or against Lessee on a recourse basis for the Lease Balance and all other amounts due from Lessee hereunder, or for the specific performance granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Lessee Collateral, or for the enforcement of any other appropriate legal or equitable remedy, and at any sale of Lessee's interest in either or both Properties, as applicable, whether pursuant to power of sale, foreclosure or otherwise, Lessor may become the purchaser of such interest or any part thereof, and in such case for the purpose of making settlement for or payment of the purchase price, shall be entitled to offset any claims for the indebtedness hereunder and under the Operative Documents in order that they may be credited as paid on the purchase price, and Lessor shall be entitled to recover all costs incident to such proceedings, including attorneys' fees and expenses in such amounts as may be fixed by the court. In accordance with Applicable Law and rules of the court, Lessee does hereby assent to the passing and entry of a decree for the sale of all or any portion of either or both Properties. Upon any such purchase, such purchaser shall acquire good title to either or both Properties, as applicable, so purchased, free of the Lien of this Lease and free of all rights of redemption in favor of Lessee;

                        (b) This instrument and the other Operative Documents will be deemed given to secure not only the Lease Balance, accrued Rent and all other sums due hereunder, but also future advances made by Lessor in connection with the transactions contemplated by the Operative Documents, whether such advances are obligatory or to be made at the option of Lessor or otherwise to the same extent as if such future advances were made on the Lease Commencement Date. To the fullest extent permitted by law, the Lien of this instrument shall be valid as to all such sums due hereunder, including all future advances, from the time this instrument is executed.

                        (c) Without in any way limiting or restricting any of Lessor's rights, remedies, powers and authorities under this instrument, and in addition to all of such rights, remedies, powers, and authorities, if a Lease Event of Default shall have occurred and be continuing, Lessor shall also have and may exercise any and all rights, remedies, powers and authorities under Applicable Laws upon default in the payment of the Lease Balance, accrued Rent and all other sums due hereunder, including, without limitation, any right or remedy available to it as a secured party under the UCC. Promptly upon Lessor's request, to the extent any portion of the Lessee Collateral constitutes property subject to the UCC, Lessor at its option, may give Lessee notice of the time and place of any public sale of any such property, or of the date after which any private sale or other

                                                          LEASE AGREEMENT (HGSI)


        disposition thereof is to be made, by sending notice by registered or certified first class mail, postage prepaid, to Lessee at least ten (10) days before the time of such sale or other disposition. If any notice of any proposed sale, assignment or transfer by Lessor of any portion of the Lessee Collateral or any interest therein is required by law, Lessee conclusively agrees that fifteen (15) days notice to Lessee of the date, time and place (and, in the case of a private sale, the terms) thereof is reasonable. Without limiting the generality of the foregoing, all expenses incurred by Lessor to the extent reimbursable under the UCC, whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated in any other provision of this instrument, shall be added to the indebtedness secured by this instrument and by the judgment of foreclosure.

                        (d) Lessee, for itself and on behalf of all Persons now or hereafter interested in the Lessee Collateral, voluntarily and knowingly hereby waives to the fullest extent permitted by applicable law any and all right to reinstatement or redemption and any and all other rights under all present and future appraisement, homestead, moratorium, valuation, exemption, stay, extension, and redemption statutes, laws or equities now or hereafter existing and all rights or marshalling in the event of any sale of the Lessee Collateral or any part hereof or interest therein, and hereby further waives the pleading of any statute of limitations as a defense to any and all indebtedness secured by this instrument, and Lessee agrees that no defense, claim or right based on any thereof will be asserted, or may be enforced, in any action enforcing or relating to this instrument. Without limited the generality of the preceding sentence, Lessee, for itself and on behalf of each and every Person acquiring any interest in or title to the Lessee Collateral subsequent to the date of this instrument, hereby irrevocably waives any and all rights of reinstatement or redemption from sale under any order, judgment or decree of foreclosure of this instrument or under any power contained herein or under any sale pursuant to any statute, order, judgment or decree of foreclosure of any court.

                SECTION 18.5 Receipt of a Sufficient Discharge to Purchaser. Upon any sale of the Lessee Collateral, or any part thereof or interest therein, whether pursuant to power of sale, foreclosure or otherwise, the receipt of Lessor or the officer making the sale under judicial proceedings shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

                SECTION 18.6 Sale a Bar Against Lessee. Any sale of the Lessee Collateral, or any part thereof or interest therein, under or by virtue of this instrument, whether pursuant to a power of sale, foreclosure or otherwise, shall forever be a bar against Lessee.

                SECTION 18.7 Liabilities to Become Due on Sale. Upon any sale of the Lessee Collateral, or any portion thereof or interest therein, by reason of Lessor's exercise of any remedy under or by virtue of this Lease or any other Operative Document, whether pursuant to power of sale, foreclosure or other remedy available at law or in equity or by statute or otherwise, at the option of Lessor, if the Lease Balance shall not have been previously declared due and payable, the Lease Balance and all other indebtedness which this agreement secures (other than any obligations evidenced by any Lessor Hedging Agreement except as otherwise provided by the terms thereof) shall immediately become due and payable together with any interest accrued thereon.

                                                          LEASE AGREEMENT (HGSI)


                SECTION 18.8 Provisions Subject to Applicable Law. All rights, powers and remedies provided in this instrument may be exercised only to the extent that such exercise does not violate any Applicable Law, and are intended to be limited to the extent necessary in order not to render this instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law. If any term of this instrument or any application thereof shall be invalid or unenforceable, the remainder of this instrument and any other application of such term shall not be affected thereby.

                SECTION 18.9 Survival of Lessee's Obligations. No repossession of either or both Properties or exercise of any remedy under Section 18.2, including termination of this Lease, shall, except as specifically provided therein, relieve Lessee of any of its liabilities and obligations hereunder, including the obligation to pay Base Rent. In addition, except as specifically provided therein, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by Lessor and the Administrative Agent by reason of the occurrence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, and including all costs and expenses (excluding internal in-house costs of the Participants' counsel) incurred in connection with the return of either or both Properties, as applicable, in the manner and condition required by, and otherwise in accordance with the provisions of,
Article XII as if such Property or Properties, as applicable, were being returned at the end of the Lease Term. At any sale of either or both Properties or any part thereof or any other rights pursuant to Section 18.2, Lessor or the Administrative Agent may bid for and purchase such property.

                SECTION 18.10 Remedies Cumulative; No Waiver; Consents. To the extent permitted by, and subject to the mandatory requirements of, Applicable Laws, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or to be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default.

                SECTION 18.11 Right to Perform Lessee's Obligations. If a Lease Event of Default shall have occurred and be continuing, Lessor may perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of payment required to be made by Lessee hereunder and made by Lessor on behalf of Lessee, and the reasonable out-of-pocket costs and expenses of Lessor (including reasonable attorneys' fees and expenses) incurred in connection with the performance

                                                          LEASE AGREEMENT (HGSI)


of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee to Lessor upon demand.

                                  ARTICLE XIX.
                                  HOLDING OVER

                SECTION 19.1 Holding Over. If Lessee shall for any reason remain in possession of a Property after the expiration or earlier termination of this Lease as to such Property (unless such Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such Property and Lessee shall continue to pay Base Rent in an amount equal to 150% of the Base Rent that would have been payable had the Lease not terminated or expired for each month or portion thereof after expiration of the Lease. Such Base Rent shall be payable from time to time upon demand by Lessor. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of such Property. Nothing contained in this Article XIX shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Property (unless such Property is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of such Property or exercising any other remedy available to Lessor at law or in equity.

                                   ARTICLE XX.
                           GRANT OF SECURITY INTEREST

                SECTION 20.1 Grant of Lien. Title to each Property shall remain in Lessor, as security for the obligations of Lessee under this Lease and the other Operative Documents, and Lessee hereby assigns, grants, pledges, mortgages and warrants to Lessor, as secured party, for the benefit of Lessor and its permitted transferees and assignees a Lien in the Lessee Collateral to secure the payment and performance of all obligations of Lessee now or hereafter existing under this Lease or any other Operative Document, until such time as Lessee shall have fulfilled all of its obligations under the Operative Documents. Upon Lessee's request, Lessor shall at such time as all of the obligations (other than any contingent obligations) of Lessee under this Lease and the other Operative Documents have been paid or performed in full with respect to either or both Properties, execute and deliver termination statements and other appropriate documentation presented to it in final execution form and reasonably requested by Lessee, all at Lessee's expense, to evidence Lessor's release of its Lien in respect of such Property or Properties, as applicable. Lessee, at its expense, shall execute, acknowledge and deliver all such instruments and take all such actions as Lessor may request from time to time in order to further effectuate the terms of this Lease, to carry out the terms hereof, or to better assure and confirm the rights, powers and remedies of Lessor hereunder.

                SECTION 20.2 Assignment of Lease and Rents. The assignment and grant of the Lien contained in Section 20.1 above shall constitute an absolute, present and irrevocable assignment and grant of the subleases, rents, income, proceeds and benefits of each Property;

                                                          LEASE AGREEMENT (HGSI)


provided that so long as no Lease Event of Default has occurred and is continuing, Lessor hereby grants permission to Lessee to collect, receive and apply such rents, income, proceeds and benefits as they become due and payable, but not in advance hereof, and in accordance with all of the other terms, conditions and provisions hereof and of the leases, contracts, agreements and other instruments with respect to which such payments are made or such other benefits are conferred. Upon the occurrence of a Lease Event of Default, such permission shall terminate immediately and automatically, without notice to Lessee or any other Person. Such assignment shall be fully effective without any further action on the part of Lessee or Lessor and, upon the occurrence and during the continuance of a Lease Event of Default hereunder, at Lessor's option, Lessor shall be entitled to collect, receive and apply all rents, income, proceeds and benefits from Lessor's Interest, including all right, title and interest of Lessee in any escrowed sums or deposits or any portion thereof or interest therein, whether or not Lessor takes possession of the Lessee Collateral or any part thereof. Lessee further grants to Lessor the right, at Lessor's option, upon the occurrence and during the continuance of a Lease Event of Default hereunder:

                                (i)     to enter upon and take possession of
                either or both Properties for the purpose of collecting said rents, income, proceeds and other benefits;

                                (ii) to dispossess by the customary summary proceedings any tenant, purchaser or other Person;

                                (iii)   to let or convey either or both
                Properties or any portion thereof or any interest therein;

                                (iv) to apply such rents, income, proceeds and other benefits, after the payment of all necessary fees, charges and expenses, on account of the liabilities secured by this instrument in accordance with Section 18.3.

                                  ARTICLE XXI.
                               COVENANTS OF LESSEE

                SECTION 21.1 Assumption Upon Merger, Etc. If Lessee shall consolidate with or merge into any other Person or sell, convey, transfer or lease all or substantially all its assets, then the Person (if other than Lessee) formed by such consolidation or into which Lessee shall be merged or the Person that shall acquire by sale, conveyance, transfer or lease all or substantially all the assets of Lessee shall assume in writing all of the obligations of Lessee under the Operative Documents to which Lessee is a party. No such consolidation, merger or transfer of assets shall occur unless Lessor, the Administrative Agent and the Participants have received a legal opinion of independent counsel to the surviving entity in respect of the assumption agreement in form and substance reasonably satisfactory to Lessor and the Administrative Agent. Upon any such consolidation or merger, or any sale, conveyance, transfer or lease of substantially all the assets of Lessee in accordance with this Article XXI, the successor Person formed by such consolidation or into which Lessee shall be merged or to which such sale, conveyance, transfer or lease shall be made shall succeed to, and be substituted for, and may exercise every right and power of, Lessee under this Lease and the other Operative Documents to which Lessee is a party.

                                                          LEASE AGREEMENT (HGSI)


                                  ARTICLE XXII.
                               COVENANTS OF LESSOR

                SECTION 22.1 Quiet Enjoyment. Lessor covenants that it will not interfere in Lessee's right to peaceably and quietly hold, possess and use the Properties hereunder during the Lease Term, so long as no Lease Event of Default has occurred and is continuing.

                                 ARTICLE XXIII.
                                  MISCELLANEOUS

                SECTION 23.1 Binding Effect; Successors and Assigns. The terms and provisions of this Lease, and the respective rights and obligations hereunder of Lessor and Lessee, shall be binding upon their respective successors, legal representatives and assigns (including, in the case of Lessor, any Person to whom Lessor may transfer Lessor's Interests or any interest therein) and inure to the benefit of their respective permitted successors and assigns.

                HGSI hereby waives its right to assert any defense, claim or counterclaim against the Lessor to the extent such defense, claim or counterclaim arises out of the Lessor's lack of legal capacity to sue for failure of qualifying to do business under Maryland Applicable Law.

                SECTION 23.2 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be by letter, facsimile (with telephonic confirmation), bank wire or where expressly provided for herein, telephone (with written confirmation promptly thereafter shall be deemed to have been given, in the case of notice by letter, the earlier of when delivered to the addressee by hand or courier (including an overnight courier) if delivered on a Business Day and, if not delivered on a Business Day, the first Business Day thereafter or on the third Business Day after depositing the same in the mails, registered or certified mail, postage prepaid, return receipt requested, addressed as provided on Schedule II to the Participation Agreement and, in the case of notice by facsimile, telephone or bank wire, when transmitted during business hours on a Business Day and, if not transmitted during business hours on a Business Day, the first Business Day thereafter, addressed as provided on Schedule II to the Participation Agreement, or to such other address as any of the parties hereto may designate by written notice. Copies of all notices given by facsimile or bank wire shall be contemporaneously sent by overnight courier. Notwithstanding any other provision of this Lease or the Operative Documents, if Lessee is required to deliver notice to one or more of the parties to the Operative Documents notice to all such parties shall be deemed to have been duly given by Lessee by delivering any such notice to the Administrative Agent, who shall in turn promptly deliver such notice to the appropriate party hereto.

                SECTION 23.3 Severability. Any provision of this Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and each party hereto shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent

                                                          LEASE AGREEMENT (HGSI)


permitted by applicable law, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

                SECTION 23.4 Amendment; Complete Agreements. This Lease and the terms hereof may be terminated, amended, supplemented, waived or modified only in accordance with Section 12.5 of the Participation Agreement. This Lease and the other Operative Documents are intended by the parties as a final expression of their lease agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in this Lease and in the other Operative Documents.

                SECTION 23.5 Headings. The Table of Contents and headings of the various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

                SECTION 23.6 Counterparts. This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                SECTION 23.7 Governing Law. This Lease shall in all respects be governed by, and construed in accordance with, the laws of the State of Maryland applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance.

                SECTION 23.8 Apportionments. Upon any termination of this Lease (other than a termination resulting in delivery of Lessor's Interests then subject to this Lease to Lessee), except as otherwise set forth herein, there shall be apportioned, as of the date of such termination, all rents (including water or sewer rents), real estate taxes, municipal assessments, or other charges payable with respect to the Properties.

                SECTION 23.9 Priority. If a Lease Event of Default shall occur, this Lease and the Lease Supplements shall be subject and subordinate to the Deeds of Trust.

                SECTION 23.10 No Joint Venture. Any intention to create a joint venture or partnership relation between Lessor and Lessee is hereby expressly disclaimed.

                SECTION 23.11 No Accord and Satisfaction. The acceptance by Lessor of any sums from Lessee (whether as Base Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall it be construed, to constitute an accord and satisfaction of any dispute between such parties regarding sums due and payable by Lessee hereunder, unless Lessor specifically acknowledges it as such in writing.

                SECTION 23.12 No Merger. There shall be no merger of this Lease or of the estate hereby with the fee or any other estate or interest or ownership interest in the Properties or any part thereof by reason of the fact that the same Person may acquire or own or hold, directly or indirectly, (a) this Lease or any estate created hereby or any interest in this Lease or in any

                                                          LEASE AGREEMENT (HGSI)


such estate and (b) the fee estate or other estate or interest or ownership interest in the Properties or any part thereof.

                SECTION 23.13 Lessor Bankruptcy. The parties hereto agree that if Lessee elects to remain in possession of the Properties after the rejection of the Lease by Lessor under Section 365(h) of the Bankruptcy Code all of the terms and provisions of this Lease shall be effective during such period of possession by Lessee, including Lessee's Purchase Option even if Lessor becomes subject to a case or proceeding under the Bankruptcy Code prior to the exercise by Lessee of such purchase rights.

                SECTION 23.14 Abandonment. Lessee shall not abandon the Properties during the Lease Term.

                SECTION 23.15 Investments. Any funds held by Lessor as security for Lessee's performance of its obligations hereunder (other than the Liquid Collateral held in either Account) shall, until paid to Lessee or otherwise applied in accordance herewith, be invested by Lessor in Cash Equivalents as selected by Lessee. Any gain (including interest received) realized as a result of any such investment (net of any fees, commissions, Taxes and other expenses, if any, incurred in connection with such investment) shall be retained with, and distributed and re-invested in the same manner, as the original security amount. Provided Lessor invests such funds in accordance with the preceding sentence, Lessor shall have no liability for any losses arising from any such investments or reinvestments.

                SECTION 23.16 Counterparts; Deed of Trust; Notice. This Lease will be simultaneously executed in multiple counterparts, each of which, when so executed and delivered, shall constitute an original, fully enforceable counterpart for all purposes except that only the counterpart stamped or marked "COUNTERPART NUMBER ONE" shall constitute to the extent applicable, if any, "chattel paper" or other "collateral" within the meaning of the Uniform Commercial Code in effect in any jurisdiction. The Administrative Agent or (if no Loans are outstanding) Lessor shall be the sole authorized holder of COUNTERPART NUMBER ONE. Lessee and Lessor agree that a notice of this Lease shall be executed and recorded in the land records of Maryland.

                SECTION 23.17 Further Assurances. Lessor and Lessee, at the cost and expense of the requesting party, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as any of the others reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Lease. Lessee, at its own cost and expense, will cause all financing statements, fixture filings and other documents to be recorded or filed at such places and times and in such manner, and will take all such other actions or cause such actions to be taken, as may be necessary or as may be reasonably requested by Lessor in order to preserve and protect the title of Lessor to the Properties and Lessor's rights under this Lease.

                SECTION 23.18 No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the free estate in any

                                                          LEASE AGREEMENT (HGSI)


Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in Lessor.

                SECTION 23.19 Non-recourse. Lessee shall look only to Lessor's Interests and other rights, if any, in the Properties for the satisfaction of Lessee's remedies if there is a default by Lessor hereunder, and no other property or assets of Lessor or its partners, owners or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to (a) this Lease, (b) the relationship of Lessor and Lessee hereunder or under Applicable Laws, (c) Lessee's use or occupancy of the Properties or (d) any other liability of Lessor to Lessee. Nothing in the immediately preceding sentence shall in any way affect, impair or detract from (i) Lessee's "net lease" obligations hereunder as provided in Section 4.1 or (ii) the duties and obligations under the Participation Agreement and other Operative Documents of the Participants and other parties to the Operative Documents.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                                                          LEASE AGREEMENT (HGSI)


        IN WITNESS WHEREOF, Lessor and Lessee have duly authorized, executed and delivered this LEASE as of the date first hereinabove set forth.

                                         GENOME STATUTORY TRUST 2001A,
                                         as Lessor



                                         By:  /s/ C. SCOTT NIELSON
                                            ------------------------------------
                                            Name:  C. Scott Nielson
                                            Title: Vice President

                                                          LEASE AGREEMENT (HGSI)




                                         HUMAN GENOME SCIENCES, INC.,
                                         as Lessee



                                         By: /s/ STEVEN C. MAYER
                                            ------------------------------------
                                            Name:  Steven C. Mayer
                                            Title: Senior Vice President and CFO

                                                          LEASE AGREEMENT (HGSI)




STATE OF NEW YORK    )
                     ) SS
COUNTY OF NEW YORK   )


On the 7th day of November in the year 2001 before me, the undersigned, a Notary Public in and for said State, personally appeared C. Scott Nielson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.



                                     /s/ DIMITRIOS J. ANGELIS
                                     -------------------------------------------
                                     (Signature and office of individual taking
                                     acknowledgment)

                                        Dimitrios J. Angelis
                                        Notary Public


Notarial Seal


STATE OF NEW YORK    )
                     ) SS
COUNTY OF NEW YORK   )


On the 7th day of November in the year 2001 before me, the undersigned, a Notary Public in and for said State, personally appeared Steven C. Mayer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                     /s/ COLLEEN FANE
                                     -------------------------------------------
                                     (Signature and office of individual taking
                                     acknowledgment)

                                       Colleen Fane
                                       Notary Public


Notarial Seal

                                                          LEASE AGREEMENT (HGSI)




                                   EXHIBIT A-1
                          Description of Traville Site


                                    Attached.

                                                          LEASE AGREEMENT (HGSI)






                                   EXHIBIT A-2
                             Manufacturing Property


                                    Attached.